[GRAPHICS OMITTED]

                                   THE GABELLI
                                   CONVERTIBLE
                                   SECURITIES
                                   FUND, INC.

FIRST QUARTER REPORT
MARCH 31, 2001

                               [GRAPHICS OMITTED]

                                   THE GABELLI
                                   CONVERTIBLE
                                   SECURITIES
                                   FUND, INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.


                               [GRAPHICS OMITTED]

                                     * * * *

            MORNINGSTAR RATED(TM) GABELLI CONVERTIBLE SECURITIES FUND
        4 STARS OVERALL AND FOR THE TEN-YEAR PERIOD ENDED 3/31/01, AMONG
            52 AND 36 CLOSED-END DOMESTIC EQUITY FUNDS, RESPECTIVELY.
           THE FUND WAS RATED 5 STARS FOR THE THREE-YEAR PERIOD ENDED
               3/31/01 AMONG 52 CLOSED-END DOMESTIC EQUITY FUNDS.
       THE FUND WAS RATED 3 STARS FOR THE FIVE- YEAR PERIOD ENDED 3/31/01
                   AMONG 52 CLOSED-END DOMESTIC EQUITY FUNDS.

INVESTMENT OBJECTIVE:

The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      As hybrid securities with equity and fixed income characteristics, convertible security performance is impacted by stock and bond market trends. In the first quarter of 2001, bonds rallied as equities declined in response to the rapidly decelerating economy and widespread earnings shortfalls. Three 50 basis point Federal Funds rate cuts in the first quarter, one again in April, and the probability of further Federal Reserve Board ("Fed") easing in the months ahead failed to raise equity investors' spirits, but provided an additional tailwind for bonds. The high yields of the many "busted" convertibles in our portfolio, or convertibles whose underlying equities were trading well below conversion parity, helped the Fund post a solid gain and outperform both leading bond and stock market indices.

                               [GRAPHICS OMITTED]

                                   THE GABELLI
                                   CONVERTIBLE
                                   SECURITIES
                                   FUND, INC.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001, the Fund's net asset value ("NAV") total return was up 3.40% after adjusting for the reinvestment of the $0.20 per share distribution paid on March 26, 2001. The Standard & Poor's ("S&P") 500 Index and the Lipper Convertible Securities Fund Average declined 11.85% and 8.53%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund rose 2.06% over the trailing twelve-month period after adjusting for the reinvestment of the $1.30 per share in distributions paid during this period. The S&P 500 Index and Lipper Convertible Securities Fund Average declined 21.67% and 15.31%, respectively, over the same twelve-month period.

      For the two-year period ended March 31, 2001, the Fund's total return averaged 5.42% annually, including reinvestments of $2.33 per share in distributions. The S&P 500 Index declined 3.88% annually, while the Lipper Convertible Securities Fund Average rose 9.07% annually over the same two-year period. For the five-year period ended March 31, 2001, the Fund's total return averaged 7.78% annually, including reinvestments of $5.025 per share in distributions, versus average annual total returns of 14.18% and 10.32% for the S&P 500 Index and Lipper Convertible Securities Fund Average, respectively.

      Since inception on July 3, 1989 through March 31, 2001, the Fund had a cumulative total return of 180.67%, including adjustments of $11.166 per share for distributions, which equates to an average annual total return of 9.18%.

      The Fund's common shares ended the first quarter at $10.20 per share on the New York Stock Exchange, a premium to the net asset value of 0.39% and a total return of 13.99% for the first quarter. The Fund's common shares rose 20.51% over the trailing twelve-month period after adjusting for all distributions.

CORPORATE GOVERNANCE - GCV TRADING AT A PREMIUM!

      In past reports we have outlined several management initiatives that the Board of Directors has taken to increase the Fund's public market price to a level equal to or exceeding the Fund's net asset value. These initiatives included a stock repurchase plan, a managed 8% Distribution Policy, and the issuance of preferred stock. Additionally, when the Fund converted to closed-end status in March 1995, we expressed our intent to have the Fund's common shares track the Fund's net asset value.

      We are happy to report to you that the public market price is now at a premium to the net asset value. As of the writing of this shareholder letter (May 8, 2001), the Fund's shares were trading at a premium of 1.5% to the Fund's net asset value. This is a testament to our pro-active shareholder initiatives and the consistency of our performance over time.

OUR OBJECTIVE

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative and disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

INVESTMENT RESULTS (a)(c)


                                                                        Quarter
                                                       -----------------------------------------
                                                        1ST         2ND         3RD         4TH        YEAR
                                                       ----------------------------------------------------
  2001:   Net Asset Value ........................    $10.16         --          --          --          --
          Total Return ...........................      3.4%         --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ........................    $11.32      $11.16      $10.93      $10.02       $10.02
          Total Return ...........................      1.3%        0.6%       (0.1)%      (1.8)%        0.0%
--------------------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ........................    $11.45      $12.13      $11.67      $11.40       $11.40
          Total Return ...........................      1.8%        7.8%       (2.0)%       1.7%         9.4%
--------------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ........................    $11.87      $11.66      $10.96      $11.45       $11.45
          Total Return ...........................      5.3%        0.0%       (4.2)%       7.4%         8.3%
--------------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ........................    $11.13      $11.38      $11.81      $11.48       $11.48
          Total Return ...........................      1.7%        3.5%        5.0%        2.8%        13.5%
--------------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ........................    $11.28      $11.33      $11.23      $11.08       $11.08
          Total Return ...........................      3.6%        1.6%        0.3%        2.6%         8.4%
--------------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ........................    $11.14      $11.51      $11.64      $11.01       $11.01
          Total Return ...........................      5.1%        5.2%        3.0%        1.1%        15.0%
--------------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ........................    $11.54      $11.39      $11.60      $10.60       $10.60
          Total Return ...........................      0.2%       (1.3)%       1.8%       (0.9)%       (0.2)%
--------------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ........................    $12.07      $12.36      $12.75      $11.52       $11.52
          Total Return ...........................      5.4%        2.4%        3.2%        1.5%        13.1%
--------------------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ........................    $11.29      $11.52      $11.90      $11.45       $11.45
          Total Return ...........................      3.5%        2.0%        3.3%        3.6%        13.0%
--------------------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ........................    $11.06      $11.27      $11.57      $10.91       $10.91
          Total Return ...........................      5.6%        1.9%        2.7%        1.8%        12.5%
--------------------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ........................    $10.56      $10.68      $10.56      $10.47       $10.47
          Total Return ...........................      1.5%        2.1%       (1.1)%       3.8%         6.3%
--------------------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ........................       --          --       $10.54      $10.51       $10.51
          Total Return ...........................       --          --         5.4%(b)     0.8%         6.3%(b)
--------------------------------------------------------------------------------------------------------------------------

       AVERAGE ANNUAL RETURNS - MARCH 31, 2001 (a)

  1 Year .....................................     2.06%
  5 Year .....................................     7.78%
  10 Year ....................................     8.94%
  Life of Fund (b) ...........................     9.18%

(a) Total returns and average annual returns reflect changes in net asset value and reinvestment of distributions and are net of expenses. Based on initial net asset value of $10.00. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.
(b)  From commencement of investment operations on July 3, 1989.
(c) The Fund converted to closed-end status on March 31, 1995.

      Our Fund is managed with a goal of achieving a 600-800 basis point spread above long-term Treasury yields. We hope to generate these returns over the long-term. This is the type of performance that our Fund has been recognized for and we anticipate will continue in the future. Of course, there are no guarantees.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 11 years at the Fund and for over 24 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                               [GRAPHICS OMITTED]

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates.

      Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities that are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

CONVERTIBLE MARKET OVERVIEW

      The size of the U.S. convertible market grew by $5 billion during the quarter to $159 billion. This market now constitutes 38.1% of the $399 billion global convertible market. The U.S. is the largest convertible market in the world followed by Japan and Europe each with 27.2%. Net new issuance reached a record high of $14 billion during the quarter as falling equity prices stymied voluntary conversions.

      Zero-coupon convertible structures continued to increase their overall share of the U.S. convertible market rising to 27.9% versus 22.6% at year-end. Demand for these issues has been strong as investors seek shelter from the current market volatility. Zero-coupon deals tend to be issued by investment grade credits and are the most bond-like (i.e. defensive) of all convertible structures because of their embedded put options. Via the put option, investors can return (i.e. put back) the convertible to the issuer at a designated time and price. Contingent conversion and coupon features have also increased the attractiveness of these structures for issuers who benefit from favorable tax and accounting treatment.

      In terms of performance, convertibles continued to demonstrate their defensive qualities by falling only 6% during the quarter versus 11.9% for the S&P 500 and 8.0% for the Dow Industrials. The best performing sectors were
Consumer Discretionary, which was up by 11.1%, and Materials, which rose by 10.8%. The poorest performing sectors continued to be Technology and Telecommunications, which were down 13.3% and 9.5% respectively.

COMMENTARY

MONETARY POLICY + FISCAL POLICY + LEVELING OF ENERGY + ROUND OF INVENTORY CORRECTIONS = CONSUMER LEAD ECONOMIC RECOVERY AND EARNINGS GAINS IN 2002

      Federal Reserve Board ("Fed") Chairman Alan Greenspan was a superhero to Wall Street through a decade-long economic expansion and bull market. Suddenly, he is on the verge of becoming public enemy number one, raising interest rates too aggressively when the economy and stock market were roaring, and failing to reverse course fast enough as the economy flagged and the stock market went into a tailspin. In reality, Mr. Greenspan has always been a mere mortal, and a very smart guy who has done a good job tuning monetary policy to the natural rhythms of the business cycle.

      It took a series of six Federal Funds rate hikes to put the brakes on a runaway economy. The Fed has already cut rates three times in the first quarter, once again in April, and it will probably continue easing to help the economy regain momentum. Fed rate cuts will eventually put the economy back on a growth path, albeit not as rapidly as Wall

Street might like. While the stock market decline has been painful for everyone, much if not all the excesses in the market have been eliminated, providing a much more solid foundation to build upon.

YES VIRGINIA, THERE IS A BUSINESS CYCLE

      Where are we today? Where are we headed tomorrow? Most of us with gray hair (or no hair) have been around long enough to recognize an old-fashioned inventory correction when we see one. During the good times, businesses expand capacity and production to meet rising demand. When demand slackens, production must be cut. The pipeline has to be brought into balance. Corporate earnings suffer until demand firms and excess inventories are worked off. This is Economics 101. The only difference in this otherwise classic inventory correction is that it developed much quicker than most expected and had an exaggerated impact on a grossly overvalued stock market.

AND THE QUESTION IS ...

      Let us revisit what we articulated in our Gabelli Equity Trust 2000 annual report. "OVER THE NEXT SEVERAL MONTHS, THE OVERALL MARKET NEEDS TO UNDERSTAND WHETHER MONETARY POLICY (GREENSPAN'S RATE CUTS) MARRIED WITH FISCAL POLICY (BUSH'S TAX CUTS) WILL PROVIDE THE BALLAST TO OVERCOME THE ECONOMIC DRAG CREATED
BY: A CONSUMER SPENDING BINGE (TIED TO THE STOCK MARKET'S WEALTH EFFECT); OVERSPENDING ON CAPITAL EQUIPMENT; AND A TRADE DEFICIT OF GIGANTIC PROPORTIONS."

      In our opinion, this inventory correction will also end faster than most folks are anticipating. Demand appears to be flattening out, and with lower variable rate mortgage payments, adjustments to higher gasoline prices and higher home heating/cooling costs (but not for California residents where a catch-up is in process), and some extra money in paychecks coupled with a renewed belief that things will get better from lower federal income taxes headed our way this summer, demand should begin recovering. It may take time for inventories to get worked off, and past over-investment in capital equipment will dampen the recovery. Yet, we believe corporate earnings should begin rebounding in the first quarter of 2002.

THE ALPHABET DEBATE

      Gone are the days of "irrational exuberance", cautioned by Fed Chairman Alan Greenspan in December 1996. Now that the global economic slowdown is upon us, the debate has shifted to when and how quickly the recovery will occur. Will it be "V", "U", or "L" shaped? We do not know? However, we do know that Mr. Market remains focused on short-term disappointments rather than long-term fundamentals. This provides us with attractive investment opportunities. A case in point would be Sealed Air Corporation (SEE); the New Jersey based packaging company. The share price had been cut in half due to concerns over the effect of higher oil prices on operating margins and the consequences of "mad cow" disease on European sales (i.e. only 1% of total sales). With the stock at $30, our estimate of intrinsic value was over $60 per share. The company's convertible preferred stock, on a 6.15% current yield and 22% conversion premium, offered an attractive investment vehicle by which to be "paid to wait" for a catalyst to unlock this value. We were not alone in our assessment of SEE's hidden value. On Valentine's Day, Warren Buffett revealed that he had acquired over a 5% stake in SEE. This proved to be the catalyst that catapulted the stock price, and the convertible, up over 13%.

INVESTMENT SCORECARD

      The  strong   performance  of   broadcasting   company   convert   Granite
Broadcasting, broadcaster/publisher Tribune/Times Mirror, drug retailer Rite Aid, services conglomerate Cendant, and auto-parts manufacturers WHX Corp. and Standard Motor Products contributed to returns.

      Returns from our utility  companies were mixed,  with KCS Energy among our
best   performers  and  Northeast   Utilities   among  our  worst.  In  general,
telecommunications companies performed poorly during the first quarter.

GOOD THINGS COME TO THOSE WHO WAIT

      The critical element to our success in the equity and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive workouts) when appropriate. We purchased mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on lower risk transactions.

      Simply stated, risk arbitrage is investing in a merger or acquisition target after the deal has been announced and pocketing the spread between the trading price of the target company following the announcement and the deal price upon closing. This spread is usually relatively narrow, offering a somewhat modest nominal total return. However, since deals generally close in much less than a year's time, this modest total return translates into a much more attractive annualized return.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value-oriented discipline. At the same time, a sampling of our convertible securities has been called by their issuers and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations that were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

CITIZENS COMMUNICATIONS CO. (5.00% CV. PFD.) will soon become the country's largest independent local exchange carrier with about 3 million access lines once it completes several acquisitions of over 2 million lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, the company will reposition itself as a pure telecommunications company. Citizens also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $3.3125 - Nasdaq), with fiber optic networks covering the Western part of the U.S.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/15/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's seventh largest hotel company. Hilton has approximately 260 hotels and resorts in cities throughout the United States, including 54 owned and/or managed hotels and 199 hotels under franchise agreements. Flagship properties include The Waldorf-Astoria, the Hilton Chicago & Towers, Hilton Hawaiian Village (98%-owned) and Palmer House Hilton. HLT formalized a marketing alliance with British company Hilton Group plc (HG - $12.14 - London Stock Exchange) (owner of Hilton International) in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties have been spun-off into a new company, Park Place Entertainment (PPE - $10.25 - NYSE).

KAMAN CORP. (SUB. DEB. CV., 6.00%, 03/15/12), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

ROBBINS & MYERS INC. (SUB. DEB. CV., 6.50%, 09/01/03) is an international manufacturer of industrial mixing equipment, glass-lined vessels, industrial pumps and corrosion resistant products serving the process industries such as: specialty chemicals, pharmaceuticals, water treatment, oil and gas, and food and beverage. The Energy Systems business, with a $12 million backlog along with higher sustained crude oil and natural gas prices and increased drilling activity, should remain strong through the balance of fiscal 2001. We think that revenues in the Process Systems segment will be down in 2001 due to weakness in end markets, but with a backlog of almost $86 million, the segment is well positioned for the future. The company will continue to use its strong cash flow to make acquisitions and develop new products enhancing its growth prospects.

SEALED AIR CORP. ($2.00 CV. PFD., SER. A), located in Saddle Brook, New Jersey, manufactures and sells packaging products to customers worldwide. The company's share price nearly halved last year because of concerns over the effect of higher oil prices on operating margins and fears of "Mad Cow" disease on European sales (only 1% of total sales). With the stock price below $30, we believed the company's intrinsic value to be over $60. We were not alone in identifying this hidden value. On February 14, 2001, Warren Buffett presented us with an unexpected Valentine's Day present by disclosing that Berkshire Hathaway had acquired a 5.7% stake in Sealed Air. This proved to be the catalyst that drove the stock price, and the convertible, up over 13% during the quarter.

SEQUA CORP. ($5.00 CV. PFD.) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical and printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of overhaul and repair to jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

WASTE MANAGEMENT INC. (SUB. DEB. CV., 4.00%, 02/01/02) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill, and recycling services for a diverse customer base, notably the municipal, residential, commercial, and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico, and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim, and in South America. In addition, Waste Management is a leading developer, operator, and owner of waste-to-energy facilities in the U.S.

STOCK REPURCHASE PLAN

      The Fund is authorized to repurchase up to 500,000 shares of the Fund's outstanding common shares. Pursuant to this stock repurchase plan, the Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 2001, 305,200 shares have been repurchased in the open market under this stock repurchase plan.

COMMON STOCK 8% DISTRIBUTION POLICY

      The Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out to common stock shareholders 8% of its average net assets each year. Pursuant to this policy, the Fund distributed $0.20 per share on March 26, 2001. The next distribution is scheduled for June 2001.

8.00% CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Fund's 8.00% Cumulative Preferred Stock paid a cash distribution on March 26, 2001 of $0.50 per share. For the twelve-months ended March 31, 2001, Preferred Stock shareholders received distributions totaling $2.00, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for June 2001.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                       WHEN
                         ---                       ----
Special Chats:           Mario J. Gabelli          First Monday of each month
                         Howard Ward First         Tuesday of each month

In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:


                                    MAY                       JUNE                      JULY
                                    ---                       ----                      ----
1st Wednesday                       Ivan Arteaga              Caesar Bryan              July 4th - Holiday
2nd Wednesday                       Walter Walsh              Kellie Stark              Charles Minter
3rd Wednesday                       Jeff Fahrenbruch          Ivan Arteaga              Walter Walsh
4th Wednesday                       Tim O'Brien               Barbara Marcin            Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

          DIVIDEND HISTORY - COMMON STOCK
---------------------------------------------------

PAYMENT DATE     RATE PER SHARE  REINVESTMENT PRICE

March 26, 2001       $0.200            $10.15
---------------------------------------------------
December 26, 2000    $0.700            $ 9.80
September 25, 2000   $0.200            $ 9.85
June 26, 2000        $0.200            $ 9.98
March 27, 2000       $0.200            $ 9.71
December 27, 1999    $0.430            $10.38
September 27, 1999   $0.200            $10.86
June 28, 1999        $0.200            $11.38
March 29, 1999       $0.200            $11.04
---------------------------------------------------
December 28, 1998    $0.320            $11.49
September 28, 1998   $0.200            $10.52
June 26, 1998        $0.200            $11.02
March 26, 1998       $0.200            $11.10
---------------------------------------------------
December 26, 1997    $0.600            $10.49
September 26, 1997   $0.120            $10.44
June 27, 1997        $0.120            $ 9.96
March 27, 1997       $0.120            $ 9.63

          DIVIDEND HISTORY - COMMON STOCK
---------------------------------------------------

PAYMENT DATE     RATE PER SHARE  REINVESTMENT PRICE

December 27, 1996    $0.375            $ 9.51
September 23, 1996   $0.120            $ 9.73
June 24, 1996        $0.120            $10.17
March 25, 1996       $0.120            $10.41
---------------------------------------------------
December 27, 1995    $0.750            $10.95
September 27, 1995   $0.200            $11.10
June 27, 1995        $0.200            $11.21
---------------------------------------------------
December 31, 1994    $0.900            $10.60
December 31, 1993    $1.425            $11.52
December 31, 1992    $0.876            $11.45
December 31, 1991    $0.865            $10.91
December 31, 1990    $0.490            $10.47
June 28, 1990        $0.100            $10.68
March 29, 1990       $0.100            $10.55
December 29, 1989    $0.115            $10.51

IN CONCLUSION

      High yields helped  support  convertible  securities  prices as underlying common stocks declined sharply in the first quarter of 2001. The Fund also benefited from the strong relative performance of convertible securities investments in multimedia companies and beaten down manufacturers in a variety of industries. Looking ahead, we believe yield will continue to provide downside support in this volatile stock market environment. If the stock market recovers in the second half, the equity-oriented performance characteristics of convertibles should make more of a contribution.

                                      Sincerely,

                                      /s/ MARIO J. GABELLI

                                      MARIO J. GABELLI
                                      President and Chief Investment Officer
May 8, 2001

                          TOP TEN CONVERTIBLE HOLDINGS
                                 MARCH 31, 2001
                                 --------------

Waste Management Inc. (Sub. Deb. Cv., 4.00%, 02/01/02)
Standard Motor Products (Sub. Deb. Cv., 6.75%, 07/15/09)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Citizens Communications Co. (5.00% Cv. Pfd.)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)

Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
Sequa Corp. ($5.00 Cv. Pfd.)
Coltec Capital Trust (5.25% Cv. Pfd.)
Robbins & Myers Inc. (Sub. Deb. Cv., 6.50%, 09/01/03)
Thermo Electron Corp. (Sub. Deb. Cv., 4.25%, 01/01/03)

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

 PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
------------------------------------------------------------------

               CONVERTIBLE CORPORATE BONDS -- 32.1%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 5.3%
 $   700,000   Exide Corp. Sub. Deb. Cv.
                 2.90%, 12/15/05 (b) ...............  $    294,000
     350,000   Pep Boys - Manny, Moe & Jack
                 Sub. Deb. Cv.
                 Zero Cpn., 09/20/11 ...............       217,000
   9,000,000   Standard Motor Products Inc.
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 ...................     5,310,000
                                                      ------------
                                                         5,821,000
                                                      ------------
               AVIATION: PARTS AND SERVICES -- 3.7%
   4,711,000   Kaman Corp. Sub. Deb. Cv.
                 6.00%, 03/15/12 ...................     4,057,349
                                                      ------------
               BROADCASTING -- 0.0%
      15,000   Granite Broadcasting Corp.
                 Sub. Deb. Cv.
                 8.88%, 05/15/08 ...................        10,125
                                                      ------------
               BUSINESS SERVICES -- 2.1%
     900,000   BBN Corp. Sub. Deb. Cv.
                 6.00%, 04/01/12 (a) ...............       870,750
      10,000   First Data Corp. Sub. Deb. Cv.
                 2.00%, 03/01/08 ...................        10,150
   1,800,000   Trans-Lux Corp. Sub. Deb. Cv.
                 7.50%, 12/01/06 ...................     1,388,250
                                                      ------------
                                                         2,269,150
                                                      ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.3%
     220,000   Exodus Communications Inc.
                 Sub. Deb. Cv.
                 5.25%, 02/15/08 ...................       145,200
     400,000   QuadraMed Corp. Sub. Deb. Cv.
                 5.25%, 05/01/05 ...................       154,000
                                                      ------------
                                                           299,200
                                                      ------------
               CONSUMER PRODUCTS -- 0.6%
   1,500,000   Pillowtex Corp. Sub. Deb. Cv.
                 6.00%, 03/15/12+ ..................           469
     750,000   Standard Commercial Corp. Sub. Deb. Cv.
                 7.25%, 03/31/07 ...................       590,625
                                                      ------------
                                                           591,094
                                                      ------------
               CONSUMER SERVICES -- 1.1%
     200,000   CUC International Inc. Sub. Deb. Cv.
                 3.00%, 02/15/02 ...................       193,250
   1,100,000   Ogden Corp. Sub. Deb. Cv.
                 6.00%, 06/01/02 ...................     1,028,500
                                                      ------------
                                                         1,221,750
                                                      ------------

 PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
------------------------------------------------------------------

               ELECTRONIC EQUIPMENT -- 0.0%
               ASM Lithography Holding Cv.
 $    40,000     2.50%, 04/09/05 (d) ...............  $     21,322
      10,000     2.50%, 04/09/05 (b) (d) ...........         5,331
                                                      ------------
                                                            26,653
                                                      ------------
               ENERGY AND UTILITIES -- 1.2%
     200,000   Devon Energy Corp. Sub. Deb. Cv.
                 4.95%, 08/15/08 ...................       198,500
     200,000   Friede Goldman Halter Inc.
                 Sub. Deb. Cv.
                 4.50%, 09/15/04 ...................        62,000
   1,100,000   Moran Energy Inc. Sub. Deb. Cv.
                 8.75%, 01/15/08 ...................     1,039,500
                                                      ------------
                                                         1,300,000
                                                      ------------
               ENTERTAINMENT -- 0.8%
     800,000   USA Networks Inc. Sub. Deb. Cv.
                 7.00%, 07/01/03 ...................       835,000
                                                      ------------
               ENVIRONMENTAL SERVICES -- 4.9%
   5,500,000   Waste Management Inc. Sub. Deb. Cv.
                 4.00%, 02/01/02 ...................     5,335,000
                                                      ------------
               EQUIPMENT AND SUPPLIES -- 1.8%
   1,950,000   Robbins & Myers Inc.
                 Sub. Deb. Cv.
                 6.50%, 09/01/03 ...................     2,008,500
                                                      ------------
               FOOD AND BEVERAGE -- 0.0%
     110,000   Boston Chicken Inc.
                 Sub. Deb. Cv.
                 7.75%, 05/01/04+ ..................           687
     150,000   Chiquita Brands International Inc. Cv.
                 7.00%, 03/28/01 (e) ...............        29,250
                                                      ------------
                                                            29,937
                                                      ------------
               HEALTH CARE -- 0.0%
      10,000   Inhale Therapeutic Systems,
                 Sub. Deb. Cv.
                 6.75%, 10/13/06 (b) ...............        13,600
     150,000   Sabratek Corp.
                 Sub. Deb. Cv.
                 Zero Cpn., 04/15/05+ ..............           765
                                                      ------------
                                                            14,365
                                                      ------------
               HOTELS AND GAMING -- 4.2%
   5,300,000   Hilton Hotels Corp. Sub. Deb. Cv.
                 5.00%, 05/15/06 ...................     4,577,875
                                                      ------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

 PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
------------------------------------------------------------------

               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               PAPER AND FOREST PRODUCTS  -- 1.2%
 $   200,000   Riverwood International Corp.
                 Sub. Deb. Cv.
                 6.75%, 09/15/03 ...................  $    230,890
   1,200,000   Thermo Fibertek Inc. Cv.
                 4.50%, 07/15/04 (b) ...............     1,074,000
                                                      ------------
                                                         1,304,890
                                                      ------------
               PUBLISHING -- 1.0%
     650,000   News America Holdings Inc.
                 Sub. Deb. Cv.
                 Zero Cpn., 03/31/02 ...............       895,375
     200,000   Times Mirror Ltd., Sub. Deb. Cv.
                 Zero Cpn., 04/15/17 ...............       125,000
      50,000   United News & Media plc
                 Sub. Deb. Cv.
                 6.13%, 12/03/03 (c) ...............        74,107
                                                      ------------
                                                         1,094,482
                                                      ------------
               REAL ESTATE  -- 0.1%
     125,000   Rockfeller Center Property Trust
                 7.44%, 12/31/07 ...................       120,679
                                                      ------------
               RETAIL -- 0.3%
      60,000   Costco Companies Inc.
                 Sub. Deb. Cv.
                 Zero Cpn., 08/19/17 ...............        56,325
     300,000   Rite Aid Corp. Sub. Deb Cv.
                 5.25%, 09/15/02 ...................       271,500
                                                      ------------
                                                           327,825
                                                      ------------
               SPECIALTY CHEMICALS -- 0.9%
     900,000   IVAX Corp. Sub. Deb. Cv.
                 5.50%, 05/15/07 (b) ...............       981,000
                                                      ------------
               TECHNOLOGY -- 1.3%
   1,500,000   Thermo Electron Corp.
                 Sub. Deb. Cv.
                 4.25%, 01/01/03 (b) ...............     1,456,875
                                                      ------------
               TELECOMMUNICATIONS -- 0.5%
      80,000   Amnex Inc. Sub. Deb. Cv.
                 8.50%, 09/25/02 (b) ...............         3,592
               Bell Atlantic Corp. Cv.
      90,000     4.25%, 09/15/05 ...................        90,875
      10,000     4.25%, 09/15/05 (b) ...............        10,100
     500,000   Rogers Communications Inc.
                 Sub. Deb. Cv.
                 2.00%, 11/26/05 ...................       373,125

 PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
------------------------------------------------------------------

  $  150,000   XO Communications Inc.
                 Sub. Deb. Cv.
                 5.75%, 01/15/09 (b) ...............  $     69,750
                                                      ------------
                                                           547,442
                                                      ------------
               WIRELESS COMMUNICATIONS -- 0.8%
     500,000   Nextel Communications,
                 Sub. Deb. Cv.
                 5.25%, 01/15/10 ...................       323,125
     900,000   U.S. Cellular Corp.
                 Sub. Deb. Cv.
                 Zero Cpn., 06/15/15 ...............       528,750
                                                      ------------
                                                           851,875
                                                      ------------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS ...................    35,082,066
                                                      ------------
     SHARES
               CONVERTIBLE PREFERRED STOCKS -- 12.9%
               AVIATION: PARTS AND SERVICES -- 1.9%
               Coltec Capital Trust
      25,000     5.25% Cv. Pfd. ....................     1,103,125
      21,000     5.25% Cv. Pfd. (b) ................       931,875
                                                      ------------
                                                         2,035,000
                                                      ------------
               CABLE -- 0.3%
       1,000   MediaOne Group Inc.
                 4.50% Cv. Pfd., Ser. D ............        25,550
               UnitedGlobalCom Inc.
       2,000     7.00% Cv. Pfd. (b) ................        41,750
      10,500     7.00% Cv. Pfd., Ser. C ............       219,187
                                                      ------------
                                                           286,487
                                                      ------------
               DIVERSIFIED INDUSTRIAL -- 0.5%
       2,000   GATX Corp.
                 $2.50 Cv. Pfd. ....................       430,000
               WHX Corp.
       9,000     6.50% Cv. Pfd., Ser. A ............        43,200
       4,000     $3.75 Cv. Pfd., Ser. B ............        21,200
                                                      ------------
                                                           494,400
                                                      ------------
               ENERGY AND UTILITIES -- 0.3%
               200 KCS Energy Inc.
                 5.00% Cv. Pfd., Ser. A ............       342,000
       1,000   Semco Capital Trust II,
                 11.00% Cv. Pfd. ...................        11,980
                                                      ------------
                                                           353,980
                                                      ------------
               ENTERTAINMENT -- 0.1%
       2,500   Metromedia International Group Inc.
                 7.25% Cv. Pfd. ....................        46,500

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

                                                         MARKET
     SHARES                                              VALUE
------------------------------------------------------------------

               CONVERTIBLE PREFERRED STOCKS (CONTINUED)
               ENTERTAINMENT (CONTINUED)
         500   Six Flags Inc.
                 7.25% Cv. Pfd. ....................  $     14,695
                                                      ------------
                                                            61,195
                                                      ------------
               EQUIPMENT AND SUPPLIES -- 1.9%
      28,000   Sequa Corp.
                 $5.00 Cv. Pfd. ....................     2,098,600
                                                      ------------
               PAPER AND FOREST PRODUCTS  -- 2.2%
      65,000   Sealed Air Corp.
                 $2.00 Cv. Pfd., Ser. A ............     2,392,000
                                                      ------------
               PUBLISHING -- 0.1%
       5,000   Tribune Co.
                 6.25% Cv. Pfd. ....................       104,000
                                                      ------------
               RETAIL -- 0.3%
       4,000   CVS Corp.
                 6.00% Cv. Pfd. ....................       380,000
                                                      ------------
               SPECIALTY CHEMICALS -- 0.0%
       3,000   Merrill Lynch & Co. (IMC Global)
                 6.25% Cv. Pfd. ....................        38,700
                                                      ------------
               TELECOMMUNICATIONS -- 4.5%
       6,000   BroadWing Inc.
                 6.75% Cv. Pfd., Ser. B ............       282,000
      74,500   Citizens Communications Co.
                 5.00% Cv. Pfd. ....................     4,074,032
      10,000   Philippine Long Distance Telephone Co.
                 $3.50 Cv. Pfd., Ser. III ..........       325,000
               RSL Communications Ltd.
       2,000     7.50% Cv. Pfd.                                750
       1,000     7.50% Cv. Pfd. (b)                            375
       1,500   TCI Pacific Communications Inc.
                 5.00% Cv. Pfd. ....................       221,250
                                                      ------------
                                                         4,903,407
                                                      ------------
               WIRELESS COMMUNICATIONS -- 0.8%
       3,000   Loral Space & Communications Ltd.
                 6.00% Cv. Pfd., Ser. D ............        37,500
       6,500   VoiceStream Wireless Corp.
                 7.00% Cv. Pfd. ....................       879,938
         500   Winstar Communications Inc.
                 7.00% Cv. Pfd. ....................         2,125
                                                      ------------
                                                           919,563
                                                      ------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ..................    14,067,332
                                                      ------------

                                                         MARKET
     SHARES                                              VALUE
------------------------------------------------------------------

               COMMON STOCKS -- 14.4%
               AGRICULTURE -- 0.3%
       6,000   Agribrands International Inc.+ ......  $    323,880
                                                      ------------
               AVIATION: PARTS AND SERVICES -- 0.3%
      18,000   Kaman Corp. Cl. A ...................       294,750
                                                      ------------
               BROADCASTING -- 0.1%
      38,500   Granite Broadcasting Corp.+ .........        56,547
                                                      ------------
               BUSINESS SERVICES -- 1.5%
     100,000   Cendant Corp.+ ......................     1,459,000
       3,767   Vivendi Universal SA, ADR ...........       228,468
                                                      ------------
                                                         1,687,468
                                                      ------------
               ENERGY AND UTILITIES -- 3.1%
      20,000   AGL Resources Inc. ..................       438,200
      23,000   BP Amoco plc, ADR ...................     1,141,260
      18,000   CH Energy Group Inc. ................       796,500
      10,000   NiSource Inc.+ ......................        27,600
      20,000   Northeast Utilities .................       347,600
      10,000   Progress Energy Inc. ................         4,450
      10,000   RGS Energy Group Inc. ...............       370,000
       3,500   SJW Corp. ...........................       279,125
                                                      ------------
                                                         3,404,735
                                                      ------------
               EQUIPMENT AND SUPPLIES -- 7.6%
      50,000   Fedders Corp., Cl. A ................       230,000
     100,000   Litton Industries Inc.+ .............     8,033,000
                                                      ------------
                                                         8,263,000
                                                      ------------
               FINANCIAL SERVICES -- 0.3%
      24,000   Argonaut Group Inc. .................       381,000
                                                      ------------
               PUBLISHING -- 0.3%
      10,000   Reader's Digest Association
                 Inc., Cl. A .......................       274,800
                                                      ------------
               REAL ESTATE -- 0.4%
      30,000   Westfield America Inc. ..............       486,900
                                                      ------------
               RETAIL -- 0.1%
       6,000   Delhaize America Inc., Cl. A ........       122,700
                                                      ------------
               TELECOMMUNICATIONS -- 0.2%
      10,000   Sprint Corp.+ .......................       219,900
                                                      ------------
               WIRELESS COMMUNICATIONS -- 0.2%
      10,000   Sprint Corp. (PCS Group)+ ...........       190,000
          49   Winstar Communications Inc.+ ........           106
                                                      ------------
                                                           190,106
                                                      ------------
               TOTAL COMMON STOCKS .................    15,705,786
                                                      ------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2001 (UNAUDITED)

 PRINCIPAL                                               MARKET
  AMOUNT                                                 VALUE
------------------------------------------------------------------

               U.S. GOVERNMENT OBLIGATIONS -- 41.8%
 $45,689,000   U.S. Treasury Bills, 4.79% to 5.26%++,
                 due 04/12/01 to 05/10/01 ..........  $ 45,560,245
                                                      ------------

  TOTAL INVESTMENTS -- 101.2%
    (Cost $112,013,308) ............................   110,415,429
                                                      ============

  OTHER ASSETS, LIABILITIES
    AND LIQUIDATION
    VALUE OF CUMULATIVE
    PREFERRED STOCK -- (28.7)% ......................  (31,291,126)
                                                      ------------

  NET ASSETS - COMMON STOCK -- 72.5%
    (7,787,745 common shares outstanding) ..........    79,124,303
                                                      ------------

  NET ASSETS - PREFERRED STOCK -- 27.5%
    (1,200,000 preferred shares outstanding) .......    30,000,000
                                                      ------------

  TOTAL NET ASSETS -- 100.0% ........................ $109,124,303
                                                      ============

  NET ASSET VALUE PER COMMON SHARE
    ($79,124,303 / 7,787,745 common shares
    outstanding) ...................................        $10.16
                                                            ======

--------------------
  For Federal tax purposes:
      Aggregate cost ...............................  $112,013,308
                                                      ============
      Gross unrealized appreciation ................  $  3,570,484
      Gross unrealized depreciation ................    (5,168,363)
                                                      ------------
      Net unrealized depreciation ..................  $ (1,597,879)
                                                      ============

--------------------

  (a)  Security  fair  valued  under  procedures  established  by the  Board  of
       Directors.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the market value of Rule 144A securities amounted to $4,882,248 or 4.5% of total net assets.
  (c)  Principal amount denoted in British Pounds.
  (d)  Principal amount denoted in Euros.
  (e)  Bond in default.
  +    Non-income producing security.
  ++   Represents annualized yield at date of purchase.
 ADR - American Depositary Receipt

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
   It is the Policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                    GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?

     The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION   ABOUT  YOUR   TRANSACTIONS  WITH  US.  This  would  include
       information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER,
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR,
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
                         Common      8.00% Preferred
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,787,745       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.


   For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at
   914-921-5118, visit Gabelli Funds' Internet homepage at:
   HTTP://WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its common stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM

FIRST QUARTER REPORT
MARCH 31, 2001

                                                                     GBFCS 03/01